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                                                                     EXHIBIT 4.1

                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      This First Amendment to Second Amended and Restated Credit Agreement (this "FIRST AMENDMENT"), dated as of April 11, 2005, is by and among WHITING OIL AND GAS CORPORATION, a Delaware corporation ("BORROWER"), WHITING PETROLEUM CORPORATION, a Delaware corporation ("WPC"), JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, as Administrative Agent ("ADMINISTRATIVE AGENT"), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as "EXECUTING BANKS," and individually, an "EXECUTING BANK").

                                   WITNESSETH:

      WHEREAS, Borrower, WPC, Administrative Agent and Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of September 23, 2004 (the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

      WHEREAS, Borrower and WPC have requested that the Credit Agreement be amended in certain respects; and

      WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower's and WPC's request.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, WPC, Administrative Agent and each Executing Bank hereby agree as follows:

      SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the date hereof in the manner provided in this Section 1.

      1.1. AMENDMENT TO DEFINITIONS. The definitions of "ADMINISTRATIVE AGENT," "BANK ONE," "LOAN PAPERS," "PERMITTED WPC SUBORDINATE DEBT" and "PERMITTED WPC SUBORDINATE DEBT DOCUMENTS" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

            "ADMINISTRATIVE AGENT" means JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

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            "BANK ONE" means JPMorgan Chase Bank, N.A., successor by merger to
      Bank One, NA (Main Office Chicago), a national banking association, in its capacity as a Bank.

            "LOAN PAPERS" means this Agreement, the First Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

            "PERMITTED WPC SUBORDINATE DEBT" means, collectively, the Permitted 2004 WPC Subordinate Debt and the Permitted 2005 WPC Subordinate Debt.

            "PERMITTED WPC SUBORDINATE DEBT DOCUMENTS" means, collectively, the Permitted 2004 WPC Subordinate Debt Documents and the Permitted 2005 Subordinate Debt Documents.

      1.2. ADDITIONAL DEFINITIONS. Section 2.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

            "FIRST AMENDMENT" means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 11, 2005, among Borrower, WPC, Administrative Agent and Banks party thereto.

            "OFFERING MATERIALS" has the meaning set forth in the First
      Amendment.

            "PERMITTED 2004 WPC SUBORDINATE DEBT" means unsecured Debt of WPC evidenced by WPC's 7 1/4% Senior Subordinated Notes Due 2012 issued pursuant to the Indenture in an aggregate outstanding principal amount at any time of not greater than $150,000,000.

            "PERMITTED 2004 WPC SUBORDINATE DEBT DOCUMENTS" means, collectively, the Indenture, the "Notes" (as defined in the Indenture), and all other indentures, purchase agreements, promissory notes, Guarantees or other documents or instruments issued or given in connection with, evidencing and/or otherwise pertaining to, the Permitted 2004 WPC Subordinate Debt.

            "PERMITTED 2005 WPC SUBORDINATE DEBT" means unsecured Debt of WPC resulting from the issuance of WPC's senior unsecured subordinated notes in an aggregate outstanding principal balance at any time of not greater than $220,000,000, and which (a) has a coupon rate of not greater than seven and one-half percent (7.5%), (b) has a due date not earlier than 2013, (c) is fully subordinated to the Obligations pursuant to subordination provisions that are substantially similar to those governing the Permitted 2004 WPC Subordinate Debt, and not materially less favorable to Banks than those set forth and described in the Offering Materials, and
      (d) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which are materially more restrictive on WPC than those contained

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      in the Permitted 2004 WPC Subordinate Debt Documents and related to the
      Permitted 2004 WPC Subordinate Debt, or in the Offering Materials.

            "PERMITTED 2005 WPC SUBORDINATE DEBT DOCUMENTS" means, collectively, all indentures, promissory notes, Guarantees or other documents or instruments issued or given in connection with, evidencing and/or otherwise pertaining to, the Permitted 2005 WPC Subordinate Debt.

      1.3. AMENDMENT TO GENERAL PROVISIONS AS TO PAYMENTS. The "seventh" clause of Section 4.2(c) of the Credit Agreement shall be amended and restated to read in full as follows:

            "seventh, to the payment to each Bank (and/or its Affiliates) of its Commitment Percentage of the outstanding principal of the Revolving Loan and to satisfy all obligations and liabilities then due under Hedge Agreements, such payments to be made pro rata to each Bank (and/or its Affiliates) owed such Obligations in proportion to all such payments owed to all Banks (and/or its Affiliates) in respect of such Obligations,".

      1.4. AMENDMENT TO INFORMATION COVENANT. Section 9.1 of the Credit Agreement shall be amended to (a) delete the "and" at the end of clause (k) thereof, (b) delete the period at the end of clause (l) thereof, and to insert in lieu of such period a semi-colon (";"), and (c) add thereto a new clause (m) which shall read in full as follows:

            "(m) promptly upon the closing and consummation of the issuance of the Permitted 2005 WPC Subordinate Debt, a true and correct copy of each material document, instrument and agreement evidencing or otherwise pertaining to the Permitted 2005 WPC Subordinate Debt."

      SECTION 2. CONDITIONS PRECEDENT. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 2:

      2.1. PERMITTED 2005 WPC SUBORDINATE DEBT. Administrative Agent shall have received a true and correct copy of the final prospectus supplement and other material documents, instruments and agreements (collectively, the "OFFERING MATERIALS") evidencing the terms and conditions of the Permitted 2005 WPC Subordinate Debt, together with a certificate from an Authorized Officer of WPC certifying that the Offering Materials are accurate and complete and represent the definitive terms and conditions of the Permitted 2005 WPC Subordinate Debt, which such Offering Materials shall not, except to the extent reviewed and approved by Required Banks (in their reasonable discretion), deviate in any material respect (other than the insertion of maturity and pricing terms that do not conflict with the definition of Permitted 2005 WPC Subordinate Debt as set forth in this First Amendment) from the preliminary prospectus supplement delivered to Administrative Agent prior to the date of this First Amendment.

      2.2. NO DEFAULTS. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default shall exist.

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      2.3. FEES AND EXPENSES. Borrower shall have paid all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.

      2.4. OTHER DOCUMENTATION. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

      SECTION 3. ADDITIONAL AGREEMENT. Borrower hereby covenants and agrees that upon the consummation, closing and issuance of the Permitted 2005 WPC Subordinate Debt, Borrower shall (or shall cause WPC to) deliver to Administrative Agent fully executed and complete copies of all material agreements and other documents executed in connection with, and/or otherwise evidencing, the Permitted 2005 WPC Subordinate Debt, accompanied by a certificate executed by an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto. Any material variation in the terms of such agreements and documents described in this Section 3 from the terms set forth in the preliminary prospectus supplement referenced in Section 2.1 above shall be in form and substance reasonably satisfactory to Required Banks.

      SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Executing Banks and Administrative Agent to enter into this First Amendment, Borrower and WPC hereby jointly and severally represent and warrant to Executing Banks and Administrative Agent as follows:

      4.1. DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Borrower and WPC of this First Amendment are within Borrower's and WPC's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or WPC or result in the creation or imposition of any Lien upon any of the assets of Borrower or WPC except Permitted Encumbrances.

      4.2. VALIDITY AND ENFORCEABILITY. This First Amendment constitutes the valid and binding obligation of Borrower and WPC enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

      4.3. ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

      4.4. ABSENCE OF DEFAULTS. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

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      4.5. NO DEFENSE. Neither Borrower nor WPC has any defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

      SECTION 5. MISCELLANEOUS.

      5.1. REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

      5.2. CONFIRMATION OF LOAN PAPERS AND LIENS. As a material inducement to Executing Banks to make the agreements and grant the amendments set forth herein, Borrower and WPC hereby (a) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agree that the execution, delivery and performance of this First Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledge and agree that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

      5.3. PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.4. LEGAL EXPENSES. Borrower and WPC hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment.

      5.5. COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower, WPC and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

      5.6. COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

      5.7. HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

      5.8. EFFECTIVENESS. This First Amendment shall be effective automatically and without necessity of any further action by Borrower, WPC, Administrative Agent or Banks when

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counterparts hereof have been executed by Borrower, WPC, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied (including, without limitation, all conditions precedent set forth in Section 2 hereof).

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                             BORROWER:

                             WHITING OIL AND GAS CORPORATION, a
                             Delaware corporation

                             By: /s/ James J. Volker
                                 -------------------------------------
                                     James J. Volker,
                                     President and Chief Executive Officer

                             WPC:

                             WHITING PETROLEUM CORPORATION, a
                             Delaware corporation

                             By: /s/ James J. Volker
                                 -------------------------------------
                                     James J. Volker,
                                     President and Chief Executive Officer

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                ADMINISTRATIVE AGENT:

                                JPMORGAN CHASE BANK, N.A., successor by
                                merger to Bank One, NA (Main Office Chicago), as Administrative Agent

                                /s/ J. Scott Fowler
                                ---------------------------------------------
                                       J. Scott Fowler,
                                       Vice President

                                BANKS:

                                JPMORGAN CHASE BANK, N.A., successor by
                                merger to Bank One, NA (Main Office Chicago)

                                /s/ J. Scott Fowler
                                ---------------------------------------------
                                       J. Scott Fowler,
                                       Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By: /s/ Philip Trinder
                                           -------------------------------------
                                       Name: Philip Trinder
                                       Title: Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               FLEET NATIONAL BANK

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               U.S. BANK NATIONAL ASSOCIATION

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               UNION BANK OF CALIFORNIA, N.A.

                                               By: /s/ John Clark
                                                   -----------------------------
                                               Name: John Clark
                                               Title: Vice President

                                               By: /s/ Sean Murphy
                                                   -----------------------------
                                               Name: Sean Murphy
                                               Title: Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               FORTIS CAPITAL CORP.

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               BANK OF SCOTLAND

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               COMERICA BANK

                                               By: /s/ Peter L. Sefzik
                                                   -----------------------------
                                               Name: Peter L. Sefzik
                                               Title: Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               WELLS FARGO BANK, N.A.

                                               By: /s/ Laura Bumgarner
                                                   -----------------------------
                                               Name: Laura Bumgarner
                                               Title: Relationship Manager, AVP

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               COMPASS BANK

                                               By:______________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               BANK OF OKLAHOMA, N.A.

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               NATEXIS BANQUES POPULAIRES

                                               By: /s/ Donovan C. Broussard
                                                   -----------------------------
                                               Name: Donovan C. Broussard
                                               Title: Vice President & Manager

                                               By: /s/ Daniel Payer
                                                   -----------------------------
                                               Name: Daniel Payer
                                               Title: Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               KEYBANK NATIONAL ASSOCIATION

                                               By: /s/ Thomas Rajan
                                                   -----------------------------
                                               Name: Thomas Rajan
                                               Title: Vice President

                                [Signature Page]

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                                SIGNATURE PAGE TO
                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                               HIBERNIA NATIONAL BANK

                                               By: /s/ Daria Mahoney
                                                   -----------------------------
                                               Name: Daria Mahoney
                                               Title: Vice President

                                [Signature Page]